SHARE REPURCHASE PROGRAM	12 Months Ended
Dec. 31, 2018
SHARE REPURCHASE PROGRAM
SHARE REPURCHASE PROGRAM

11.     SHARE REPURCHASE PROGRAM

In June 2018, the Company’s Board of Directors authorized a share repurchase program under which the Company may repurchase up to US$20 million worth of its ADSs. The share repurchases may be made in accordance with applicable laws and regulations through open market transactions, privately negotiated transactions or other legally permissible means as determined by the management.

During the year ended December 31, 2018, the Company had repurchased 2,000 ADSs for RMB254 (US$37) on the open market, at a weighted average price of US$18.46 per ADS. The Company accounts for repurchased ordinary shares under the cost method and includes such treasury stock as a component of the shareholders’ equity.